Aegis Value Fund Class A (Ticker: AVFAX) Class I (Ticker: AVALX)
SUMMARY PROSPECTUS FEBRUARY 28, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.aegisfunds.com. You may also obtain this information at no cost by calling 1-800-528-3780.  The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2014, are incorporated by reference into this Summary Prospectus.

The Fund’s Investment Goal

The Fund’s investment goal is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in Description of Classes – Class A Shares General on page 17 of the Prospectus and in Purchase, Redemption and Pricing of Shares – Reduction or Waiver of Deferred Sales Charge on page 19 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees	Class I	Class A
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	3.75%
Maximum Deferred Sales Charge (Load)	None	1.00%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%	1.20%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses(2)	0.18%	0.18%
Total Annual Fund Operating Expenses(3)	1.38%	1.63%
(1) The deferred sales charge applies to redemptions of shares that were purchased without imposition of the initial sales charges (i.e., purchases of $1 million or more) occurring within 2 years of purchase.

(2) “Other Expenses” for the Fund have been restated to reflect the estimated expenses of the Fund for its current fiscal year. The Fund is the successor to the Aegis Value Fund, Inc. (the “Predecessor Fund”), which was reorganized into the Fund on February 28, 2014.
(3) Aegis Financial Corporation (the “Advisor”) has entered into a contractual expense limitation agreement with the Fund pursuant to which the Advisor has agreed to limit fees and/or reimburse the Fund’s expenses until April 30, 2015, in order to limit the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (not including Acquired Fund Fees and Expenses) of the Fund to 1.50% of the Class I shares’ average daily net assets and 1.75% of the Class A shares’ average daily net assets. Brokerage fees, interest expenses, taxes, leverage, acquired fund fees and expenses, front-end or contingent deferred loads, expenses incurred in connection with any merger or reorganization, and dividend and extraordinary expenses are excluded from the operating expenses subject to the expense limitation agreement. Only the Board of Trustees may terminate the expense limitation agreement during its current term. The Fund has agreed to repay the Advisor for amounts assumed by the Advisor pursuant to the expense limitation agreement, provided that such repayment does not cause the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” to exceed 1.50% (for Class I) or 1.75% (for Class A) and the repayment is made within three years after the year in which the Advisor incurred the expense. The agreement may be extended by the parties for additional one-year terms. The Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be higher than the amount shown above to the extent the Fund incurs expenses excluded from the expense limitation agreement.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the fee waiver remains in effect through its current term. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$140	$437	$755	$1,657
Class A*	$635	$870	$1,228	$2,235

*  If you purchase Class A shares without imposition of the initial sales charge and redeem your Class A shares within two years after purchase, then a 1.00% deferred sales charge would increase the expenses.

If the Fund were operating under the expense limitation agreement, and the expense limitation expired and was not otherwise renewed, Fund expenses would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2013, the Predecessor Fund’s portfolio turnover rate was 35% of the average value of its portfolio. Effective October 21, 2013, the Predecessor Fund changed its fiscal year end from August 31 to December 31. During the period from September 1, 2013 to December 31, 2013, the portfolio turnover rate for the Predecessor Fund was 13% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests primarily in common stocks that Aegis Financial Corporation, the Fund’s investment advisor (the “Advisor”), believes are significantly undervalued relative to the market based on fundamental accounting measures including book value (assets less liabilities), revenues, or cash flow.  This strategy is commonly known as a “deep value” investment strategy.  The Fund may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies.  The Fund considers a small-capitalization company to be a company with a market capitalization (the value of all outstanding stock) of less than $1 billion at the time of investment.  The Fund has no percentage allocation for investments in small- or mid-capitalization companies, and the Fund may invest up to 100% of its portfolio in the securities of these companies.  The Fund may also invest in the securities of foreign companies and in real estate investment trusts (“REITs”).  The Advisor may hold a significant portion of the Fund’s portfolio in cash or cash equivalent instruments.  If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available.

The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

Principal Risks of Investing in the Fund

Because the securities held by the Fund will fluctuate in price, the value of your investment in the Fund will go up and down.  This means that you could lose money over short or extended periods of time.  Before investing in this Fund, you should carefully consider all risks of investing in:  stocks in general, “deep value” stocks, stocks of smaller companies, and stocks of foreign companies.  A summary of these risks is provided below.  Also, for additional information, please refer to the section of the Prospectus titled “Additional Information About the Investment Strategies and Risks of the Fund.”

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Risks of Investing in Common Stocks.  Common stock prices can fluctuate over a wide range in the shorter term or over extended periods of time.  These price fluctuations may result from factors affecting individual companies, industries, or the securities market as a whole.  Rights of common stock holders are subordinate to those of preferred stock holders and debt holders.

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Risks of Value-Oriented Investment Strategies.  Value-oriented investment strategies bring specific risks to a common stock portfolio.  Investing in value stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values either because the market fails to recognize what the Advisor considers to be the stocks’ true value or because the Advisor misjudged these values.  Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Due to its value orientation, the Fund may have a higher than average exposure to cyclical stocks.  Cyclical stocks may tend to increase in value with more amplitude during economic upturns than non-cyclical stocks, but also lose value with more amplitude during economic downturns.

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Risks of Investing in Small- and Mid-Capitalization Companies. The Fund’s purchases of securities of small- and mid-capitalization companies bring specific risks.  Historically, these company securities have been more volatile in price than larger company securities, especially in the shorter term.  Such companies may not be well-known to the investing public and may not have significant institutional ownership or analyst coverage.  These and other factors may contribute to higher volatility in prices.

•
Risks of Investing in Foreign Securities. Stock market movements in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country.  These movements will affect the Fund’s share price and investment performance.  Additionally, the political, economic, and social structures of some countries may be less stable and more volatile than those in the United States.

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Risks of Investing in Large-Capitalization Companies. Large-capitalization companies may be unable to respond quickly to new competitive challenges and are sometimes unable to attain the high growth rates of successful smaller companies during periods of economic expansion.

•	Risks of Investing in a Managed Fund. The investment decisions of the Advisor may cause the Fund to underperform other investments or benchmark indices.

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Risks Relating to Investments in REITs. A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

Fund Performance

The Fund is a newly created series of Aegis Funds that was organized to acquire the assets and liabilities of Aegis Value Fund, Inc. (the “Predecessor Fund”) in exchange for shares of the Fund.  Accordingly, the Fund is the successor to the Predecessor Fund, and the following performance information shown for periods prior to February 28, 2014, is that of the Predecessor Fund.  The Fund has investment objectives and strategies that are substantially similar to the Predecessor Fund, which was also advised by the Advisor.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year and how the Predecessor Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The following information shows the performance of the Class I shares only, since Class I has the longest period of annual returns.  Class A shares had not commenced operations prior to the date of this prospectus, and performance information will not be available until Class A shares have been in operation for a calendar year.  The performance of the Class A shares will differ from the performance shown because the Class A shares have different expenses than the Class I shares. The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained on the Fund’s website at www.aegisfunds.com or by calling 800-528-3780.

Annual Total Returns as of December 31 – Predecessor Fund

During the period shown on the bar chart, the Predecessor Fund’s best and worst quarters are as follows:

Highest Quarterly Return	48.49%	(2nd Quarter 2009)
Lowest Quarterly Return	-47.87%	(4th Quarter 2008)

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). All Fund performance data assumes reinvestment of dividends and capital gain distributions. The past performance of the Predecessor Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns as of December 31, 2013
	1 Year	5 Years	10 Years
Predecessor Fund:
Return Before Taxes	35.24%	32.13%	9.58%
Return After Taxes on Distributions	34.10%	31.90%	8.33%
Return After Taxes on Distributions and Sale of Fund Shares	20.72%	27.00%	7.59%
Russell 2000 Value Index
(index reflects no deduction for fees, expenses, or taxes)	34.52%	17.64%	8.61%

Management

Investment Advisor

Aegis Financial Corporation is the investment advisor to the Fund.

Portfolio Manager

Scott L. Barbee, Managing Director of Aegis Financial Corporation, is the portfolio manager of the Fund (and the Predecessor Fund) and has served in that capacity since its inception.

Purchase and Sale of Fund Shares

The minimum initial investment for Class I shares is $1,000,000.  The minimum initial investment for Class A shares is $2,000 ($1,000 for IRA accounts and accounts in connection with the Automatic Investment Plan).

The minimum subsequent purchase amount for Class A and Class I shares is $250 unless the purchase is made in connection with the Automatic Investment Plan, in which case you can make monthly or quarterly investments of $100 or more.

You may purchase, exchange or redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions.  Purchases and redemptions may be made by mailing an application or redemption request to Aegis Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by wire, or by calling 800-528-3780.  Subsequent purchases and redemptions may be made by visiting the Fund’s website at www.aegisfunds.com.  Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

Dividends, Capital Gains, and Taxes

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.